UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 5, 2016 (September 30, 2016)

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ACUITY BRANDS, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-16583	58-2632672
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1170 Peachtree St., N.E., Suite 2300, Atlanta, GA	30309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 404-853-1400
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On October 5, 2016, Acuity Brands, Inc. (the “Company”) issued a press release containing information about the Company's results of operations for its fiscal quarter and year ended August 31, 2016. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The information contained in this paragraph, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 30, 2016, the Board of Directors of the Company amended the Company’s amended and restated bylaws to provide stockholders with the ability to nominate directors for inclusion in the Company’s proxy statement under certain conditions (“proxy access”). Article I, Section 9, has been added to the amended and restated bylaws to permit a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials director candidates constituting up to 20% of the Board or two directors, whichever is greater, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the amended and restated bylaws. Proxy access will first be available to stockholders in connection with the Company’s annual meeting of stockholders following the end of fiscal year 2017.
The Board of Directors also made clarifying amendments to Article I, Section 1 of the amended and restated bylaws, which addresses notice of stockholder business and director nominations for annual and special meetings of stockholders. Such amendments to the amended and restated bylaws were made in accordance with Article IX of the amended and restated bylaws.
The foregoing description of the amendments to the amended and restated bylaws is qualified in its entirety by reference to the full text of the amended and restated bylaws, a copy of which is included in this report as Exhibit 3.1 and incorporated by reference herein.
Item 8.01. Other Events.
On September 30, 2016, the Board of Directors declared a quarterly dividend of 13 cents per share and announced that it will hold its annual meeting of stockholders on January 6, 2017. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Bylaws of Acuity Brands, Inc. (Filed with the Commission as part of this Form 8-K).
99.1	Press Release dated October 7, 2015 (Filed with the Commission as part of this Form 8-K).
99.2	Press Release dated October 2, 2015 (Filed with the Commission as part of this Form 8-K).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: October 5, 2016

ACUITY BRANDS, INC.

By:	/s/ Richard K. Reece
Richard K. Reece
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

3.1	Amended and Restated Bylaws of Acuity Brands, Inc. (Filed with the Commission as part of this Form 8-K).
99.1	Press Release dated October 7, 2015 (Filed with the Commission as part of this Form 8-K).
99.2	Press Release dated October 2, 2015 (Filed with the Commission as part of this Form 8-K).